UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-21698

        GAMCO Global Gold, Natural Resources & Income Trust

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York  10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York  10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

GAMCO Global Gold, Natural Resources & Income Trust

Annual Report — December 31, 2014

(Y)our Portfolio Management Team

Caesar M. P. Bryan     Barbara G. Marcin, CFA     Vincent Hugonnard-Roche

To Our Shareholders,

For the year ended December 31, 2014, the net asset value (“NAV”) total return of the GAMCO Global Gold, Natural Resources & Income Trust (the “Fund”) was (17.2)%, compared with total returns of 5.6% and (18.3)% for the Chicago Board Options Exchange (“CBOE”) Standard & Poor’s (“S&P”) 500 Buy/Write Index and the Philadelphia Gold & Silver Index (“XAU”), respectively. The total return for the Fund’s publicly traded shares was (13.0)%. The Fund’s NAV per share was $7.35, while the price of the publicly traded shares closed at $7.00 on the NYSE MKT. See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2014.

Sincerely yours,

Bruce N. Alpert

President

Comparative Results

Average Annual Returns through December 31, 2014 (a) (Unaudited)				Since
				Inception
	1 Year	3 Year	5 Year	(03/31/05)
GAMCO Global Gold, Natural Resources & Income Trust
NAV Total Return (b)	(17.23)%	(10.52)%	(4.10%)	0.31%
Investment Total Return (c)	(13.01)	(10.67)	(5.46)	(0.76)
CBOE S&P 500 Buy/Write Index	5.64	7.97	7.09	4.85
Barclays Government/Credit Bond Index	5.84	2.67	4.63	4.84
Amex Energy Select Sector Index	(8.48)	6.79	8.90	8.46
XAU	(18.27)	(27.52)	(16.38)	(3.12)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The CBOE S&P 500 Buy/Write Index is an unmanaged benchmark index designed to reflect the return on a portfolio that consists of a long position in the stocks in the S&P 500 Index and a short position in a S&P 500 (SPX) call option. The Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The XAU is an unmanaged indicator of stock market performance of large North American gold and silver companies. The Amex Energy Select Sector Index is an unmanaged indicator of stock market performance of large U.S. companies involved in the development or production of energy products. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE MKT and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2014:

GAMCO Global Gold, Natural Resources & Income Trust

Long Positions
Metals and Mining	50.8%
Energy and Energy Services	34.3%
U.S. Government Obligations	14.9%

100.0%

Short Positions
Call Options Written	(3.5)%
Put Options Written	(0.7)%

(4.2)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments — December 31, 2014

			Market
Shares		Cost	Value
	COMMON STOCKS — 84.1%
	Energy and Energy Services — 34.0%
305,000	Anadarko Petroleum Corp.(a)	$31,695,919	$25,162,500
150,000	Apache Corp.(a)	16,405,823	9,400,500
245,025	Baker Hughes Inc.(a)	17,257,114	13,738,552
65,000	Bill Barrett Corp.†	1,595,373	740,350
566,400	Cabot Oil & Gas Corp.(a)	21,148,010	16,771,104
255,000	Cameron International Corp.†(a)	16,776,361	12,737,250
230,000	Carrizo Oil & Gas Inc.†	14,051,495	9,568,000
80,000	Cheniere Energy Inc.†	5,777,600	5,632,000
950,000	Cobalt International Energy Inc.†(a)	24,075,571	8,445,500
150,000	CONSOL Energy Inc.(a)	5,672,419	5,071,500
261,000	CVR Refining, LP	7,038,824	4,384,800
358,700	Denbury Resources Inc.	5,943,649	2,916,231
270,000	Devon Energy Corp.(a)	19,130,000	16,526,700
143,700	Diamondback Energy Inc.†	10,710,544	8,590,386
26,500	Eclipse Resources Corp.†	542,591	186,295
589,100	Encana Corp.	12,596,447	8,170,817
30,000	EOG Resources Inc.	2,937,900	2,762,100
47,500	FMC Technologies Inc.†	2,813,900	2,224,900
796,330	Glencore plc	5,985,186	3,708,593
84,300	Goodrich Petroleum Corp.†	717,444	374,292
200,000	Halliburton Co.	12,903,154	7,866,000
50,000	Hess Corp.	4,803,000	3,691,000
400,100	Laredo Petroleum Inc.†	10,530,878	4,141,035
290,000	Marathon Oil Corp.(a)	10,463,188	8,204,100
240,000	Marathon Petroleum Corp.(a)	19,023,606	21,662,400
645,000	Nabors Industries Ltd.	17,011,179	8,372,100
70,000	Newfield Exploration Co.†	2,678,900	1,898,400
90,200	Noble Corp. plc(a)	2,639,331	1,494,614
50,000	Occidental Petroleum Corp.	4,849,344	4,030,500
430,000	Patterson-UTI Energy Inc.	14,094,787	7,133,700
65,200	PDC Energy Inc.†	3,922,432	2,690,804
600,000	Penn Virginia Corp.†	8,202,630	4,008,000
357,000	Petroleo Brasileiro SA, ADR(a)	7,809,620	2,606,100
23,200	Pioneer Natural Resources Co.	4,186,968	3,453,320
85,000	QEP Resources Inc.	2,611,200	1,718,700
200,000	Rosetta Resources Inc.†	10,384,421	4,462,000
50,000	Schlumberger Ltd.	5,449,160	4,270,500
240,000	SM Energy Co.(a)	18,965,468	9,259,200
70,000	Southwestern Energy Co.†	2,356,200	1,910,300
335,000	Suncor Energy Inc.(a)	11,952,854	10,646,300
170,000	Superior Energy Services Inc.	5,631,182	3,425,500
1,750,000	Talisman Energy Inc.(a)	29,833,303	13,702,500
80,000	Total SA, ADR	5,213,600	4,096,000
300,000	Tullow Oil plc	6,577,663	1,935,317
100,000	Valero Energy Corp.	5,292,000	4,950,000

			Market
Shares		Cost	Value
805,500	Weatherford International plc†(a)	$15,860,485	$9,222,975
100,000	Western Refining Inc.	4,030,260	3,778,000
222,650	Whiting Petroleum Corp.†	16,523,418	7,347,450
200,000	WPX Energy Inc.†	3,813,114	2,326,000

		490,485,515	321,415,185

	Metals and Mining — 50.1%
985,200	Agnico Eagle Mines Ltd.(a)	39,710,689	24,521,628
280,000	Alamos Gold Inc.	2,787,809	1,996,400
431,000	Anglo American plc	19,709,815	8,064,453
1,645,100	AngloGold Ashanti Ltd., ADR†(a)	40,106,899	14,312,370
879,180	Antofagasta plc	18,592,651	10,311,452
4,045,000	AuRico Gold Inc.	18,833,017	13,267,600
3,868,500	B2Gold Corp.†	11,193,976	6,266,970
2,124,000	Barrick Gold Corp.(a)	70,647,476	22,833,000
155,000	BHP Billiton Ltd., ADR	12,087,613	7,334,600
1,700,000	Centerra Gold Inc.	8,350,597	8,838,010
859,105	Comstock Mining Inc.†	1,683,049	652,920
793,500	Detour Gold Corp.†	11,353,069	6,481,593
1,100,000	Duluth Metals Ltd.†	2,601,986	421,329
2,529,700	Eldorado Gold Corp.(a)	37,858,227	15,415,972
200,000	Franco-Nevada Corp.	9,822,000	9,838,000
590,000	Freeport-McMoRan Inc.(a)	26,866,868	13,782,400
2,079,100	Fresnillo plc	29,526,578	24,822,165
2,210,000	Goldcorp Inc.(a)	80,141,075	40,929,200
5,000,000	G-Resources Group Ltd.†	140,520	118,638
1,971,383	Hochschild Mining plc†	7,323,535	2,703,891
300,000	Iluka Resources Ltd.	2,837,763	1,457,274
40,000	Labrador Iron Ore Royalty Corp.	729,070	640,386
200,000	MAG Silver Corp.†	1,921,617	1,638,836
833,225	Newcrest Mining Ltd.†	28,112,849	7,429,034
1,754,500	Newmont Mining Corp.(a)	74,856,000	33,160,050
105,700	Peabody Energy Corp.(a)	6,944,369	818,118

450,000	Perseus Mining Ltd.†	1,551,442	91,022
400,000	Perseus Mining Ltd.†(b)	1,281,432	80,909
926,000	Primero Mining Corp.†	6,054,636	3,562,765
806,500	Randgold Resources Ltd., ADR(a)	79,257,773	54,366,165
466,000	Rio Tinto plc, ADR(a)	27,961,972	21,463,960
2,800,000	Romarco Minerals Inc.†	2,582,584	1,180,926
573,577	Royal Gold Inc.(a)	47,592,337	35,963,278
5,909,090	Saracen Mineral Holdings Ltd.†	2,449,092	1,230,166
500,000	SEMAFO Inc.†	3,145,726	1,282,493
1,120,000	Sibanye Gold Ltd., ADR	10,921,332	8,478,400
1,078,500	Silver Wheaton Corp.	24,920,453	21,925,905
770,000	Tahoe Resources Inc.	17,240,216	10,703,649
100,000	Tahoe Resources Inc.	2,717,953	1,387,000
2,321,000	Torex Gold Resources Inc.†	2,615,395	2,457,247

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Metals and Mining (Continued)
320,581	Turquoise Hill Resources Ltd.†	$2,979,579	$993,801
80,000	US Silica Holdings Inc	4,637,600	2,055,200
950,697	Vale SA, ADR(a)	19,858,412	7,776,701
108,475	Vale SA, Cl. P, ADR	1,749,992	787,528
4,762,500	Yamana Gold Inc.(a)	59,596,594	19,145,250

		883,853,637	472,988,654

	TOTAL COMMON STOCKS	1,374,339,152	794,403,839

Principal Amount
	CONVERTIBLE CORPORATE BONDS — 0.6%
	Energy and Energy Services — 0.0%
$1,000,000	Energy XXI Ltd.
	3.000%, 12/15/18	1,000,000	302,500

	Metals and Mining — 0.6%
4,800,000	Detour Gold Corp.
	5.500%, 11/30/17	4,610,398	4,248,000
1,500,000(c)	Wesdome Gold Inc.
	7.000%, 05/24/17(b)(d)(e)	1,473,695	1,293,579

		6,084,093	5,541,579

	TOTAL CONVERTIBLE CORPORATE BONDS	7,084,093	5,844,079

	CORPORATE BONDS — 0.4%
	Energy and Energy Services — 0.3%
2,500,000	AngloGold Ashanti Holdings plc,
	8.500%, 07/30/20	2,503,030	2,634,375

	Metals and Mining — 0.1%
1,000,000	AuRico Gold Inc.,
	7.750%, 04/01/20(b)	968,782	925,000
600,000	Kirkland Lake Gold Inc.,
	7.500%, 12/31/17	611,154	392,494

		1,579,936	1,317,494

	TOTAL CORPORATE BONDS	4,082,966	3,951,869

	U.S. GOVERNMENT OBLIGATIONS — 14.9%
140,130,000	U.S. Treasury Bills,
	0.005% to 0.130%†† 01/02/15 to 07/02/15(f)	140,108,590	140,113,635

TOTAL INVESTMENTS — 100.0%		$1,525,614,801	944,313,422

Market Value

CALL OPTIONS WRITTEN
(Premiums received $48,488,883)	$(32,727,126)
PUT OPTIONS WRITTEN
(Premiums received $3,420,294)	(6,464,040)

Other Assets and Liabilities (Net)	15,416,190

PREFERRED STOCK
(3,700,466 preferred shares outstanding)	(92,511,650)

NET ASSETS — COMMON STOCK
(112,728,260 common shares outstanding)	$828,026,796

NET ASSET VALUE PER COMMON SHARE
($828,026,796 ÷ 112,728,260 shares outstanding)	$7.35

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (g) — (4.2)%
	Call Options Written — (3.5)%
2,700	Agnico Eagle Mines Ltd.	Feb. 15/32.50	$81,000
2,100	Agnico Eagle Mines Ltd.	Mar. 15/27.50	308,805
1,000	Agnico Eagle Mines Ltd.	May 15/27.50	206,000
3,400	Agnico Eagle Mines Ltd.	May 15/35	202,300
650	Agnico Eagle Mines Ltd.	Jan. 16/27.50	245,375
2,800	Alamos Gold Inc.	Jun. 15/9	32,368
500	Anadarko Petroleum Corp.	Feb. 15/90	112,500
500	Anadarko Petroleum Corp.	Feb. 15/95	50,500
1,050	Anadarko Petroleum Corp.	Feb. 15/105	42,000
500	Anadarko Petroleum Corp.	May 15/95	150,000
500	Anadarko Petroleum Corp.	May 15/100	106,000
105	Anglo American plc(h)	Mar. 15/1500	13,092
106	Anglo American plc(h)	Mar. 15/1600	5,782
220	Anglo American plc(h)	Jun. 15/1350	180,019
3,000	AngloGold Ashanti Ltd., ADR	Jan. 15/11.50	4,680
3,000	AngloGold Ashanti Ltd., ADR	Jan. 15/18	37,500
3,000	AngloGold Ashanti Ltd., ADR	Jan. 15/19	37,500
9,910	AngloGold Ashanti Ltd., ADR	Apr. 15/12	322,075
879	Antofagasta plc(h)	Jun. 15/840	412,099
250	Apache Corp.	Jan. 15/72.50	2,500
400	Apache Corp.	Jan. 15/80	400
250	Apache Corp.	Apr. 15/72.50	41,250
600	Apache Corp.	Apr. 15/77.50	50,400
15,600	AuRico Gold Inc.	Jan. 15/4.40	223,392
5,000	AuRico Gold Inc.	Mar. 15/4	75,000
8,000	AuRico Gold Inc.	Mar. 15/5	40,000
5,000	AuRico Gold Inc.	May 15/4.70	30,400
6,850	AuRico Gold Inc.	Jul. 15/4.50	205,500
800	Baker Hughes Inc.	Jan. 15/55	190,800

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2014

		Expiration
Number of		Date/	Market
Contracts		Exercise Price	Value
	OPTIONS CONTRACTS WRITTEN (g) (Continued)
	Call Options Written (Continued)
800	Baker Hughes Inc.	Feb. 15/60	$115,600
2,938	Barrick Gold Corp.	Jan. 15/20	2,938
6,500	Barrick Gold Corp.	Jan. 15/21	19,500
2,600	Barrick Gold Corp.	Feb. 15/18	6,500
4,500	Barrick Gold Corp.	Apr. 15/14	99,000
3,640	Barrick Gold Corp.	Apr. 15/15	50,960
1,062	Barrick Gold Corp.	Jul. 15/14	50,976
275	BHP Billiton Ltd., ADR	Jan. 15/57.50	1,100
500	BHP Billiton Ltd., ADR	Mar. 15/61	5,420
775	BHP Billiton Ltd., ADR	May 15/52.50	96,100
650	Bill Barrett Corp.	Jun. 15/10	198,250
1,864	Cabot Oil & Gas Corp.	Jan. 15/33.75	18,640
1,000	Cabot Oil & Gas Corp.	Mar. 15/36	33,990
1,000	Cabot Oil & Gas Corp.	Apr. 15/32.50	122,500
900	Cabot Oil & Gas Corp.	Apr. 15/35	54,000
900	Cabot Oil & Gas Corp.	Apr. 15/37.50	27,000
800	Cameron International Corp.	Feb. 15/62.50	12,000
1,000	Cameron International Corp.	May 15/55	242,500
750	Cameron International Corp.	May 15/65	39,375
300	Carrizo Oil & Gas Inc.	Mar. 15/52.50	35,238
250	Carrizo Oil & Gas Inc.	Apr. 15/42.50	123,750
750	Carrizo Oil & Gas Inc.	Apr. 15/45	292,500
500	Carrizo Oil & Gas Inc.	Apr. 15/55	63,750
500	Carrizo Oil & Gas Inc.	Jul. 15/45	252,500
5,000	Centerra Gold Inc.(i)	Jan. 15/6	139,869
5,000	Centerra Gold Inc.(i)	Jan. 15/7	36,581
15,000	Centerra Gold Inc.(i)	Apr. 15/7	580,995
400	Cheniere Energy Inc.	Jan. 15/70	150,000
400	Cheniere Energy Inc.	Mar. 15/70	293,200
3,500	Cobalt International Energy Inc.	Jan. 15/12.50	17,500
3,500	Cobalt International Energy Inc.	Apr. 15/14	70,000
2,500	Cobalt International Energy Inc.	Jul. 15/10	387,500
1,000	CONSOL Energy Inc.	Jan. 15/38	5,000
500	CONSOL Energy Inc.	Apr. 15/38	53,750
1,000	Denbury Resources Inc.	Jan. 15/10	12,500
1,000	Denbury Resources Inc.	Mar. 15/8	93,000
1,000	Denbury Resources Inc.	Mar. 15/12	10,000
587	Denbury Resources Inc.	Jun. 15/8	79,245
3,000	Detour Gold Corp.(i)	Jan. 15/11	32,278
2,000	Detour Gold Corp.(i)	Jan. 15/13	619,728
2,718	Detour Gold Corp.(i)	Apr. 15/11	239,796
2,500	Detour Gold Corp.(i)	Jul. 15/11	317,395
750	Devon Energy Corp.	Jan. 15/65	39,750
400	Devon Energy Corp.	Jan. 15/72.50	800
400	Devon Energy Corp.	Jan. 15/75	1,200
750	Devon Energy Corp.	Mar. 15/64	210,030

		Expiration
Number of		Date/	Market
Contracts		Exercise Price	Value
400	Devon Energy Corp.	Apr. 15/67.50	$91,800
800	Diamondback Energy Inc.	Jan. 15/70	26,000
473	Diamondback Energy Inc.	Mar. 15/60	302,720
164	Diamondback Energy Inc.	Mar. 15/77.50	21,730
265	Eclipse Resources Corp.	Feb. 15/15	14,575
2,000	Eldorado Gold Corp.	Jan. 15/8	10,000
7,000	Eldorado Gold Corp.(i)	Jan. 15/8	51,214
2,000	Eldorado Gold Corp.	Jan. 15/9	20,000
9,408	Eldorado Gold Corp.	Apr. 15/7	376,320
4,889	Eldorado Gold Corp.	Apr. 15/8	97,780
1,800	Encana Corp.	Jan. 15/22	9,000
1,591	Encana Corp.	Feb. 15/21	30,674
2,500	Encana Corp.	Apr. 15/20	37,500
300	EOG Resources Inc.	Jan. 15/95	52,200
475	FMC Technologies Inc.	Jan. 15/55	7,125
2,000	Franco-Nevada Corp.	Jan. 15/50	290,000
2,200	Freeport-McMoRan Inc.	Jan. 15/35	2,200
700	Freeport-McMoRan Inc.	Jan. 15/41	700
2,300	Freeport-McMoRan Inc.	Feb. 15/32	8,050
700	Freeport-McMoRan Inc.	May 15/32	11,900
493	Fresnillo plc(h)	Mar. 15/838	131,018
535	Fresnillo plc(h)	Mar. 15/877	140,254
384	Fresnillo plc(h)	Apr. 15/800	304,818
665	Fresnillo plc(h)	Jun. 15/800	709,672
398	Glencore plc(h)	Mar. 15/310	65,134
1,600	Goldcorp Inc.	Jan. 15/26	4,800
5,000	Goldcorp Inc.	Jan. 15/29	5,000
2,900	Goldcorp Inc.	Apr. 15/22	201,550
4,150	Goldcorp Inc.	Apr. 15/23	217,875
2,000	Goldcorp Inc.	Apr. 15/24	79,000
2,100	Goldcorp Inc.	Apr. 15/25	65,100
200	Goldcorp Inc.	Apr. 15/26	4,900
2,150	Goldcorp Inc.	Jul. 15/22	244,025
2,000	Goldcorp Inc.	Jul. 15/23	184,000
843	Goodrich Petroleum Co.	Jan. 15/2.50	166,493
375	Halliburton Co.	Jan. 15/57.50	375
1,100	Halliburton Co.	Feb. 15/52.50	8,800
500	Halliburton Co.	Apr. 15/42.50	97,750
500	Hertz Corp.	May 15/75	266,250
501	Laredo Petroleum Inc.	Apr. 15/17.50	15,030
3,000	Laredo Petroleum Inc.	Jul. 15/10	795,000
500	Laredo Petroleum Inc.	Jul. 15/15	48,000
500	Marathon Oil Corp.	Jan. 15/31	9,500
500	Marathon Oil Corp.	Jan. 15/32	3,500
900	Marathon Oil Corp.	Mar. 15/35	20,997
1,000	Marathon Oil Corp.	Apr. 15/36	27,000
725	Marathon Petroleum Corp.	Jan. 15/80	783,000
827	Marathon Petroleum Corp.	Jan. 15/85	525,145
827	Marathon Petroleum Corp.	Apr. 15/85	769,110
2,700	Nabors Industries Ltd.	Jan. 15/28	2,700
2,250	Nabors Industries Ltd.	Apr. 15/16	201,533

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2014

		Expiration
Number of		Date/	Market
Contracts		Exercise Price	Value
	OPTIONS CONTRACTS WRITTEN (g) (Continued)
	Call Options Written (Continued)
1,500	Nabors Industries Ltd.	Jun. 15/16	$200,250
900	Nabors Industries Ltd.	Jun. 15/17	90,000
350	New Field Exploration Co.	Mar. 15/34	18,375
350	New Field Exploration Co.	Jun. 15/32	57,750
3,975	Newcrest Mining Ltd.(j)	Feb. 15/10.50	226,027
2,535	Newcrest Mining Ltd.(j)	Mar. 15/9.25	383,471
1,800	Newmont Mining Corp.	Jan. 15/21	14,400
4,250	Newmont Mining Corp.	Jan. 15/26	4,250
1,248	Newmont Mining Corp.	Jan. 15/27	2,496
5,000	Newmont Mining Corp.	Mar. 15/24	95,000
5,247	Newmont Mining Corp.	Jun. 15/22	495,842
902	Noble Corp. plc	Jun. 15/21	64,944
250	Occidental Petroleum Corp.	Feb. 15/92.50	7,125
250	Occidental Petroleum Corp.	May 15/80	130,000
2,350	Patterson-UTI Energy Inc.	May 15/24	99,875
750	Patterson-UTI Energy Inc.	May 15/26	20,625
1,200	Patterson-UTI Energy Inc.	Sep. 15/15	499,092
152	PDC Energy Inc.	Apr. 15/45	66,880
500	PDC Energy Inc.	Jul. 15/45	270,000
1,057	Peabody Energy Corp.	Jun. 15/10	63,420
4,708	Penn Virginia Corp.	Jun. 15/2	2,236,300
82	Pioneer Natural Resources Co.	Mar. 15/180	27,470
150	Pioneer Natural Resources Co.	Jun. 15/155	239,250
4,630	Primero Mining Corp.	Jan. 15/7.50	46,300
3,704	Primero Mining Corp.	Apr. 15/5.75	15,335
850	QEP Resources Inc.	Mar. 15/28	21,250
700	Randgold Resources Ltd., ADR	Jan. 15/85	7,000
2,500	Randgold Resources Ltd., ADR	Mar. 15/77.50	400,000
1,200	Randgold Resources Ltd., ADR	Apr. 15/77.50	288,324
965	Randgold Resources Ltd., ADR	May 15/77.50	286,952
700	Randgold Resources Ltd., ADR	Jun. 15/72.50	346,500
2,000	Randgold Resources Ltd., ADR	Jun. 15/77.50	700,000
1,010	Rio Tinto plc, ADR	Jan. 15/45	194,425
1,550	Rio Tinto plc, ADR	Jan. 15/50	21,700
1,000	Rio Tinto plc, ADR	Apr. 15/47.50	227,500
550	Rio Tinto plc, ADR	Apr. 15/52.50	44,000
550	Rio Tinto plc, ADR	Apr. 15/55	27,500
1,000	Rosetta Resources Inc.	Feb. 15/42.50	400
1,000	Rosetta Resources Inc.	Apr. 15/35	45,000
800	Royal Gold Inc.	Jan. 15/80	13,600
1,350	Royal Gold Inc.	Jan. 15/85	6,750

		Expiration
Number of		Date/	Market
Contracts		Exercise Price	Value
700	Royal Gold Inc.	Jan. 15/87.50	$7,000
400	Royal Gold Inc.	Apr. 15/72.50	101,000
1,600	Royal Gold Inc.	Apr. 15/75	312,000
850	Royal Gold Inc.	Jul. 15/75	284,750
250	Schlumberger Ltd.	Feb. 15/85	109,250
250	Schlumberger Ltd.	Feb. 15/100	6,750
5,500	Sibanye Gold Ltd.	Apr. 15/8.25	311,135
5,700	Sibanye Gold Ltd.	Jun. 15/8.50	390,393
3,000	Silver Wheaton Corp.	Jan. 15/24	12,000
2,250	Silver Wheaton Corp.	Mar. 15/21	322,875
2,300	Silver Wheaton Corp.	Jun. 15/23	324,300
3,235	Silver Wheaton Corp.	Jan. 16/22	973,735
1,400	SM Energy Co.	Feb. 15/55	38,500
175	SM Energy Co.	Feb. 15/70	2,100
825	SM Energy Co.	May 15/55	119,625
700	Southwestern Energy Co.	Mar. 15/33	37,450
675	Suncor Energy Inc.	Mar. 15/34	75,938
1,000	Suncor Energy Inc.	Mar. 15/35	83,000
1,675	Suncor Energy Inc.	Jun. 15/35	233,662
850	Superior Energy Services Inc.	Mar. 15/22.50	85,000
400	Superior Energy Services Inc.	Jun. 15/25	38,000
3,850	Tahoe Resources Inc.	Feb. 15/22.50	616
3,850	Tahoe Resources Inc.	Mar. 15/22.50	57,750
1,000	Tahoe Resources Inc.	Jun. 15/16.75	62,500
2,000	Talisman Energy Inc.	Jan. 15/12	2,000
4,000	Talisman Energy Inc.	Apr. 15/6	760,000
12,500	Talisman Energy Inc.	Apr. 15/8	62,500
1,000	Talisman Energy Inc.	Jul. 15/5	290,000
11,300	Torex Gold Resources Inc.(i)	Jun. 15/1.60	100,862
400	Total SA, ADR	Feb. 15/65	4,000
200	Total SA, ADR	May 15/62.50	7,000
200	Total SA, ADR	May 15/57.50	20,500
300	Tullow Oil plc(h)	Jun. 15/520	151,964
1,600	Turquoise Hill Resources Ltd.	Jan. 15/3.50	36,000
1,600	Turquoise Hill Resources Ltd.	Mar. 15/3.50	44,000
400	US Silica Holdings Inc.	Mar. 15/35	29,600
400	US Silica Holdings Inc.	Jun. 15/37	51,000
2,400	Vale SA, ADR	Jan. 15/14	2,400
1,200	Vale SA, ADR	Mar. 15/11	7,200
4,525	Vale SA, ADR	Jun. 15/10	144,800
1,000	Valero Energy Corp.	Jun. 15/52.50	282,000
2,000	Weatherford International plc	Jan. 15/19	7,000
3,000	Weatherford International plc	Feb. 15/20	3,000
1,055	Weatherford International plc	May 15/12	130,292

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Schedule of Investments (Continued) — December 31, 2014

Number of Contracts		Expiration Date/ Exercise Price	Market Value
	OPTIONS CONTRACTS WRITTEN (g) (Continued)
	Call Options Written (Continued)
1,000	Weatherford International plc	May 15/13	$90,000
1,000	Weatherford International plc	May 15/14	61,000
1,000	Western Refining Inc.	Jun. 15/40	285,000
375	Whiting Petroleum Corp.	Mar. 15/65	9,000
663	Whiting Petroleum Corp.	Jun. 15/37.50	281,775
765	Whiting Petroleum Corp.	Jun. 15/40	266,220
417	Whiting Petroleum Corp.	Jun. 15/50	59,423
330	Whiting Petroleum Corp.	Jan. 16/25	396,000
400	Whiting Petroleum Corp.	Jan. 16/37.50	256,000
2,000	WPX Energy Inc.	May 15/20	35,000
15,625	Yamana Gold Inc.	Jan. 15/9	15,625
10,500	Yamana Gold Inc.	Apr. 15/5	241,500
11,500	Yamana Gold Inc.	Apr. 15/7	57,500
10,000	Yamana Gold Inc.	Jul. 15/6	220,000

	TOTAL CALL OPTIONS WRITTEN (Premiums received $48,488,883)		32,727,126

	Put Options Written — (0.7)%
668	Agnico Eagle Mines Ltd.	Jan. 15/35	647,960
690	Agnico Eagle Mines Ltd.	Jan. 15/37.50	821,100
2,459	AngloGold Ashanti Ltd., ADR	Jan. 15/16	1,770,480
1,000	Cheniere Energy Inc.	Mar. 15/60	260,500
2,000	Franco-Nevada Corp.	Jan. 15/55	1,120,000
2,000	Franco-Nevada Corp.	Apr. 15/50	980,000
1,000	Kinder Morgan Inc.	Mar. 15/37.50	49,000
600	Marathon Petroleum Corp.	Jan. 15/85	45,000
3,500	Silver Wheaton Corp.	Jun. 15/20	770,000

	TOTAL PUT OPTIONS WRITTEN (Premiums received $3,420,294)		6,464,040

	TOTAL OPTIONS CONTRACTS WRITTEN (Premiums received $51,909,177)		$39,191,166

(a)	Securities, or a portion thereof, with a value of $359,642,961 were deposited with the broker as collateral for options written.
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the market value of Rule 144A securities amounted to $2,299,488 or 0.24% of total investments.
(c)	Principal amount denoted in Canadian Dollars.
(d)	Illiquid security.
(e)	At December 31, 2014, the Fund held an investment in a restricted security amounting to $1,293,579 or 0.14% of total investments, which was valued as follows:

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	12/31/14 Carrying Value Per Bond
$ 1,500,000	Wesdome Gold Inc. 7.000%, 05/24/17	05/18/12	$1,473,695	$0.8624

(f)	At December 31, 2014, $123,303,000 of the principal amount was pledged as collateral for options written.
(g)	At December 31, 2014, the Fund had written over-the-counter Option Contracts with Pershing LLC and Morgan Stanley.
(h)	Exercise price denoted in British pence.
(i)	Exercise price denoted in Canadian dollars.
(j)	Exercise price denoted in Australian dollars.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value

Long Positions
North America	78.3%	$739,414,617
Europe	12.4	117,297,905
Latin America	5.0	47,068,486
South Africa	2.4	22,790,770
Asia/Pacific	1.9	17,741,644

Total Investments	100.0%	$944,313,422

Short Positions
North America	(3.9)%	$(36,467,814)
Europe	(0.2)	(2,113,853)
Asia/Pacific	(0.1)	(609,499)

Total Investments	(4.2)%	$(39,191,166)

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $1,525,614,801)	$944,313,422
Foreign currency (cost $191)	192
Cash	265,025
Deposit at brokers	20,690,033
Receivable for investments sold	59,719
Dividends and interest receivable	472,136
Deferred offering expense	168,094
Prepaid expense	16,972

Total Assets	965,985,593

Liabilities:
Call options written (premiums received $48,488,883)	32,727,126
Put options written (premiums received $3,420,294)	6,464,040
Distributions payable	77,093
Payable for investments purchased	5,049,547
Payable for investment advisory fees	776,856
Payable for payroll expenses	103,094
Payable for accounting fees	11,250
Other accrued expenses	238,141

Total Liabilities	45,447,147

Preferred Shares:
Series B Cumulative Preferred Shares (5.000%, $25 liquidation value, $0.001 par value, 4,000,000 shares authorized with 3,700,466 shares issued and outstanding)	92,511,650

Net Assets Attributable to Common Shareholders	$828,026,796

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$1,507,095,037
Distributions in excess of net investment income	(94,755)
Distributions in excess of net realized gain on investments, written options, and foreign currency transactions	(110,389,949)
Net unrealized depreciation on investments	(581,301,379)
Net unrealized appreciation on written options	12,718,011
Net unrealized depreciation on foreign currency translations	(169)

Net Assets	$828,026,796

Net Asset Value per Common Share:
($828,026,796 ÷ 112,728,260 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$7.35

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $749,225)	$14,644,130
Interest	698,089

Total Investment Income	15,342,219

Expenses:
Investment advisory fees	11,531,219
Shareholder communications expenses	394,071
Payroll expenses	251,883
Trustees’ fees	219,000
Shelf offering expenses	170,769
Legal and audit fees	161,613
Custodian fees	108,140
Accounting fees	45,000
Shareholder services fees	21,502
Interest expense	3,062
Miscellaneous expenses	207,529

Total Expenses	13,113,788

Net Investment Income	2,228,431

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency:
Net realized loss on investments	(144,027,877)
Net realized gain on written options	91,843,513
Net realized loss on foreign currency transactions	(290,031)

Net realized loss on investments, written options, and foreign currency transactions	(52,474,395)

Net change in unrealized appreciation/depreciation:
on investments	(122,843,004)
on written options	(711,163)
on foreign currency translations	(65)

Net change in unrealized appreciation/depreciation on investments, written options, and foreign currency translations	(123,554,232)

Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency	(176,028,627)

Net Decrease in Net Assets Resulting from Operations	(173,800,196)

Total Distributions to Preferred Shareholders	(4,632,015)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	$(178,432,211)

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013
Operations:
Net investment income	$2,228,431	$6,821,148
Net realized gain/(loss) on investments, securities sold short, written options, and foreign currency transactions	(52,474,395)	63,911,277
Net change in unrealized depreciation on investments, written options, and foreign currency translations	(123,554,232)	(255,103,705)

Net Decrease in Net Assets Resulting from Operations	(173,800,196)	(184,371,280)

Distributions to Preferred Shareholders:
Net investment income	(2,112,605)	(380,173)
Net realized short term gain	—	(5,149,893)
Return of capital	(2,519,410)	—

Total Distributions to Preferred Shareholders	(4,632,015)	(5,530,066)

Net Decrease in Net Assets Attributable to Common Shareholders Resulting from Operations	(178,432,211)	(189,901,346)

Distributions to Common Shareholders:
Net investment income	—	(5,730,386)
Net realized short term gain	—	(77,624,837)
Return of capital	(117,707,377)	(65,970,076)

Total Distributions to Common Shareholders	(117,707,377)	(149,325,299)

Fund Share Transactions:
Net increase in net assets from common shares issued in offering	61,892,099	62,066,000
Increase in net assets from common shares issued upon reinvestment of distributions	4,256,226	8,703,808
Net decrease in net assets from repurchase of common shares	—	(1,137,377)
Net increase in net assets from repurchase of preferred shares	329,791	983,493
Offering costs for preferred shares charged to paid-in capital	—	(3,320,070)
Adjustments to offering costs for preferred shares credited to paid-in capital	20,000	—

Net Increase in Net Assets from Fund Share Transactions	66,498,116	67,295,854

Net Decrease in Net Assets Attributable to Common Shareholders	(229,641,472)	(271,930,791)

Net Assets Attributable to Common Shareholders:
Beginning of year	1,057,668,268	1,329,599,059

End of year (including undistributed net investment income of $0 and $0, respectively)	$828,026,796	$1,057,668,268

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2014	2013		2012		2011		2010
Operating Performance:
Net asset value, beginning of year	$9.94	$13.26		$14.70		$18.25		$15.91

Net investment income	0.03	0.07		0.11		0.11		0.17
Net realized and unrealized gain/(loss) on investments, swap contracts, written options, and foreign currency transactions	(1.51)	(1.89)		(0.01)		(2.00)		3.61

Total from investment operations	(1.48)	(1.82)		0.10		(1.89)		3.78

Distributions to Preferred Shareholders: (a)
Net investment income	(0.02)	(0.00	)(b)	(0.00	)(b)	(0.00	)(b)	(0.03)
Net realized gain	—	(0.05)		(0.07)		(0.10)		(0.12)
Return of capital	(0.02)	—		—		—		—

Total distributions to preferred shareholders	(0.04)	(0.05)		(0.07)		(0.10)		(0.15)

Net increase/(decrease) in net assets attributable to common shareholders resulting from operations	(1.52)	(1.87)		0.03		(1.99)		3.63

Distributions to Common Shareholders:
Net investment income	—	(0.06)		(0.02)		(0.09)		(0.31)
Net realized gain	—	(0.75)		(1.36)		(1.54)		(1.37)
Return of capital	(1.08)	(0.63)		(0.24)		(0.05)		—

Total distributions to common shareholders	(1.08)	(1.44)		(1.62)		(1.68)		(1.68)

Fund Share Transactions:
Increase in net asset value from issuance of common shares	0.01	0.01		0.15		0.12		0.39
Increase in net asset value from repurchases of common shares	—	0.00	(b)	—		—		—
Increase in net asset value from repurchase of preferred shares and transaction fees	0.00 (b)	0.01		—		—		—
Offering costs for preferred shares charged to paid-in capital	—	(0.03)		—		—		—
Adjustments to offering costs for preferred shares credited to paid-in capital	0.00 (b)	—		—		—		—

Total Fund share transactions	0.01	(0.01)		0.15		0.12		0.39

Net Asset Value, End of Year	$7.35	$9.94		$13.26		$14.70		$18.25

NAV total return †	(17.23)%	(14.62)%		1.36%		(11.00)%		27.25%

Market value, end of year	$7.00	$9.02		$12.80		$14.11		$19.27

Investment total return ††	(13.01)%	(19.51)%		1.82%		(18.98)%		30.77%

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each year.

	Year Ended December 31,
	2014	2013	2012	2011	2010
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$920,538	$1,152,361	$1,428,491	$1,206,020	$1,119,246
Net assets attributable to common shares, end of year (in 000’s)	$828,027	$1,057,668	$1,329,599	$1,107,127	$1,020,354
Ratio of net investment income to average net assets attributable to common shares	0.21%	0.59%	0.33%	0.16%	0.41%
Ratio of operating expenses to average net assets attributable to common shares	1.24%	1.20%	1.22%	1.27%	1.33%
Ratio of operating expenses to average net assets including liquidation value of preferred shares	1.14%	1.11%	1.12%	1.16%	1.17%
Portfolio turnover rate	87.4%	83.7%	47.4%	66.4%	51.5%
Preferred Shares:
6.625% Series A Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	—	—	$98,892	$98,892	$98,892
Total shares outstanding (in 000’s)	—	—	3,956	3,956	3,956
Liquidation preference per share	—	—	$25.00	$25.00	$25.00
Average market value (c)	—	—	$25.79	$26.10	$26.01
Asset coverage per share	—	—	$361.12	$304.88	$282.95
Asset coverage	—	—	1,444%	1,220%	1,132%
5.000% Series B Cumulative Preferred Shares
Liquidation value, end of year (in 000’s)	$92,512	$94,693	—	—	—
Total shares outstanding (in 000’s)	3,700	3,788	—	—	—
Liquidation preference per share	$25.00	$25.00	—	—	—
Average market value (c)	$21.28	$21.00	—	—	—
Asset coverage per share	$249	$304	—	—	—
Asset coverage	995%	1,217%	—	—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Based on weekly prices.

See accompanying notes to financial statements.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements

1. Organization. GAMCO Global Gold, Natural Resources & Income Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on January 4, 2005 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on March 31, 2005.

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund will attempt to achieve its objectives, under normal market conditions, by investing 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. As part of its investment strategy, the Fund intends to earn income through an option strategy of writing (selling) covered call options on equity securities in its portfolio. The Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution, or trading of gold, or the financing, managing and controlling, or operating of companies engaged in “gold related” activities (“Gold Companies”). In addition, the Fund anticipates that it will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production, or distribution of natural resources, such as gas and oil, paper, food and agriculture, forestry products, metals, and minerals as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). The Fund may invest in the securities of companies located anywhere in the world.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Energy and Energy Services	$321,415,185	—	—	$321,415,185
Metals and Mining	465,559,620	$7,429,034	—	472,988,654
Total Common Stocks	786,974,805	7,429,034	—	794,403,839
Convertible Corporate Bonds(a)	—	5,844,079	—	5,844,079
Corporate Bonds(a)	—	3,951,869	—	3,951,869
U.S. Government Obligations	—	140,113,635		140,113,635
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$786,974,805	$157,338,617	—	$944,313,422
INVESTMENTS IN SECURITIES:
LIABILITIES (Market Value):
EQUITY CONTRACTS:
Call Options Written	$(14,412,172)	$(18,234,089)	$(80,865)	$(32,727,126)
Put Options Written	(6,109,540)	(354,500)	—	(6,464,040)

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/14
TOTAL INVESTMENTS IN SECURITIES – LIABILITIES	$(20,521,712)	$(18,588,589)	$(80,865)	$(39,191,166)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported, separately as, Deposit at brokers, in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written put option is exercised, the premium reduces the cost basis of the security.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. In the case of call options, the exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. Option positions at December 31, 2014 are reflected within the Schedule of Investments.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

The Fund’s volume of activity in equity options contracts during the year ended December 31, 2014 had an average monthly market value of approximately $54,279,378. Please refer to Note 4 for option activity during the year ended December 31, 2014.

At December 31, 2014, the Fund’s derivative liabilities (by type) are as follows:

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Equity Written Options	$39,191,166	—	$39,191,166

The following table presents the Fund’s derivative liabilities by counterparty net of the related collateral segregated by the Fund as of December 31, 2014:

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
Pershing LLC	$(34,349,098)	$34,349,098	—	—
Morgan Stanley	(4,842,068)	4,842,068	—	—

Total	$(39,191,166)	$39,191,166	—	—

As of December 31, 2014, the value of equity option positions can be found in the Statement of Assets and Liabilities under Liabilities, Call options written and Put options written. For the year ended December 31, 2014, the effect of equity option positions can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Written Options, and Foreign Currency, Net realized gain on written options and Net change in unrealized appreciation/depreciation on written options.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2014, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to investments no longer deemed passive foreign investment companies, tax treatment of foreign currency gains and losses and disallowed expenses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2014, reclassifications were made to decrease distributions in excess of net investment income by $946,392 and increase distributions in excess of net realized gain on investments, written options, and foreign currency transactions by $775,623, with an offsetting adjustment to paid-in capital.

Distributions to shareholders of the Fund’s 5.000% Series B Cumulative Preferred Shares (“Series B Preferred”) are accrued on a daily basis.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$—	$2,112,605	$83,355,223	$5,530,066
Return of capital	117,707,377	2,519,410	65,970,076	—

Total distributions paid	$117,707,377	$4,632,015	$149,325,299	$5,530,066

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

As of December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(55,269,257)
Net unrealized depreciation on investments, written options, and foreign currency translations	(600,802,908)
Qualified late year loss deferral*	(22,918,983)
Other temporary differences**	(77,093)

Total	$(679,068,241)

*

Under the current law, qualified late year losses realized after October 31 and prior to the Fund’s year end may be elected as occurring on the first day of the following year. For the year ended December 31, 2014, the Fund elected to defer $17,659, $488,359, and $22,412,965 of late year ordinary losses, short term capital losses, and long term capital losses, respectively.

**	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

At December 31, 2014, the Fund had net long term capital loss carryforwards for federal income tax purposes of $55,269,257, which are available for an unlimited period to reduce future required distributions of net capital gains to shareholders. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2014, the differences between book basis and tax basis appreciation/depreciation were primarily due to deferral of losses from wash sales for tax purposes.

	Cost/ Premiums	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Investments	$1,557,834,172	$3,278,624	$(616,799,374)	$(613,520,750)
Written options	(51,909,177)	23,344,948	(10,626,937)	12,718,011

		$26,623,572	$(627,426,311)	$(600,802,739)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2014, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2014, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2014, the Fund paid or accrued $251,883 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $15,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2014, other than short term securities and U.S. Government obligations, aggregated $1,004,861,064 and $887,281,145, respectively.

Written options activity for the Fund for the year ended December 31, 2014 was as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2013	1,027,989	$48,074,980
Options written	1,303,938	146,771,071
Options repurchased	(182,883)	(23,709,580)
Options expired	(714,869)	(74,115,130)
Options exercised	(955,186)	(45,112,164)

Options outstanding at December 31, 2014	478,989	$51,909,177

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The following table summarizes the data relating to the “at the market” offering of the Fund’s common shares:

Year	Shares Issued	Net Proceeds	Sales Manager Commissions	Offering Expenses	Net Proceeds in Excess of NAV
2014	5,872,182	$61,892,099	$564,357	$170,769	$1,441,595
2013	5,474,071	$62,066,000	$574,710	$48,681	$1,438,249

The Board has authorized the repurchase of its common shares in the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the year ended December 31, 2013, the Fund repurchased and retired 127,045 common shares in the open market at a cost of $1,137,377 and an average discount of approximately 9.29% from its NAV. During the year ended December 31, 2014 the Fund did not repurchase any common shares of beneficial interest.

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

Transactions in common shares of beneficial interest were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Shares issued pursuant to shelf offerings	5,872,182	$61,892,099	5,474,071	$62,066,000
Net increase from shares issued upon reinvestment of distributions	425,658	4,256,226	784,293	8,703,808
Net decrease from shares repurchased	—	—	(127,045)	(1,137,377)

Total	6,297,840	$66,148,325	6,131,319	$69,632,431

G.research, Inc., an affiliate of the Adviser, acted as sales manager for all of the offerings and collected sales manager commissions of $564,357 for the year ended December 31, 2014 and $574,710 in 2013.

Pursuant to its current $350,000,000 shelf registration enabling the Fund to offer additional common and preferred shares, on May 7, 2013, the Fund received net proceeds of $96,679,930 (after deduction of $3,150,000 of underwriting fees and offering expenses of $170,070) from the offering in connection with the issuance of 4,000,000 Series B Preferred. The Series B Preferred will be callable at anytime at the liquidation value of $25 per share plus accrued dividends following the expiration of the five year call protection on May 7, 2018. The Board has authorized the repurchase of the Series B Preferred in the open market at prices less than the $25 liquidation value per share. During the year ended December 31, 2014, the Fund repurchased and retired 87,260 of the Series B Preferred in the open market at a cost of $1,758,592 and an average discount of approximately 19.43% from its liquidation preference. At December 31, 2014, 3,700,466 Series B Preferred were outstanding and accrued dividends amounted to $77,093.

The Series B Preferred is senior to the common shares and results in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Series B Preferred are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series B Preferred. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund redeemed a portion of shares of its Series A Preferred on April 11, 2013 and the remainder on June 12, 2013, including dividends accrued to the respective redemption dates. All of the Fund’s Series A Preferred have been retired.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely

GAMCO Global Gold, Natural Resources & Income Trust

Notes to Financial Statements (Continued)

affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting shares must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

As of December 31, 2014, after considering the issuance of common shares and the Series B Preferred, the Fund had approximately $500 million available for issuance under the current shelf offering.

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

GAMCO Global Gold, Natural Resources Income Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GAMCO Global Gold, Natural Resources & Income Trust, formerly Gabelli Global Gold, Natural Resources & Income Trust (hereafter referred to as the “Fund”) at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2015

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to GAMCO Global Gold, Natural Resources & Income Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED
TRUSTEE[3]:

Salvatore M. Salibello, CPA Trustee Age: 69	Since 2005**	3	Certified Public Accountant and Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLC (2012-2013); Senior Partner of Salibello & Company (consulting)	Director of Brooklyn Federal Bank Corp., Inc. (independent community bank)

INDEPENDENT
TRUSTEES[5] :

Anthony J. Colavita Trustee Age: 79	Since 2005*	37	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 76	Since 2005**	21	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	Director of First Republic Bank (banking) through January 2008

Mario d’Urso Trustee Age: 74	Since 2005***	5	Chairman of Mittel Capital Markets S.p.A.(2001-2008); Senator in the Italian Parliament (1996-2001)	—

Vincent D. Enright Trustee Age: 71	Since 2005***	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008- 2014); Director of the LGL Group, Inc. (diversified manufacturing) (2011-2014)

Frank J. Fahrenkopf, Jr. Trustee Age: 75	Since 2005*	8	Former President and Chief Executive Officer of the American Gaming Association (1995- 2013); Co-Chairman of the Commission on Presidential Debates; Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)

Michael J. Melarkey Trustee Age: 65	Since 2005***	5	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie; Owner in Pioneer Crossing Casino Group	Director of Southwest Gas Corporation (natural gas utility)

Anthonie C. van Ekris Trustee Age: 80	Since 2005**	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Trustee Age: 69	Since 2005*	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology) (2005- 2007); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 63	Since 2005	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Vice President and Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Fund Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

Carter W. Austin Vice President Age: 48	Since 2005	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

Molly A.F. Marion Vice President and Ombudsman Age: 61	Since 2005	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Vice President of GAMCO Investors, Inc. since 2012

Laurissa M. Martire Vice President and Ombudsman Age: 38	Since 2010	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Assistant Vice President of GAMCO Investors, Inc. since 2003

David I. Schachter Vice President Age: 61	Since 2011	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of Gabelli Funds, LLC since 2015

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	– Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	– Term expires at the Fund’s 2016 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	– Term expires at the Fund’s 2015 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
Each officer	will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.
[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Salibello may be considered an “interested person” of the Fund as a result of having been a partner in an accounting firm that provided professional services to affiliates of the Adviser.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[5]	Trustees who are not interested persons are considered “Independent” Trustees.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2014

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long Term Capital Gains (a)	Return of Capital (b)	Dividend Reinvestment Price
Common Stock
	01/24/14	01/17/14	$0.09000	—	—	$0.09000	$ 9.34400
	02/21/14	02/14/14	0.09000	—	—	0.09000	10.20700
	03/24/14	03/17/14	0.09000	—	—	0.09000	10.03050
	04/23/14	04/15/14	0.09000	—	—	0.09000	10.21020
	05/22/14	05/15/14	0.09000	—	—	0.09000	10.28000
	06/23/14	06/16/14	0.09000	—	—	0.09000	10.72000
	07/24/14	07/17/14	0.09000	—	—	0.09000	10.68000
	08/22/14	08/15/14	0.09000	—	—	0.09000	10.51000
	09/23/14	09/16/14	0.09000	—	—	0.09000	9.63000
	10/24/14	10/17/14	0.09000	—	—	0.09000	8.67000
	11/20/14	11/13/14	0.09000	—	—	0.09000	8.02660
	12/19/14	12/12/14	0.09000	—	—	0.09000	6.74340

			$1.08000	—	—	$1.08000
5.000% Series B Cumulative Preferred Stock
	03/26/14	03/19/14	$0.31250	$0.14150		$0.17100
	06/26/14	06/19/14	0.31250	0.14150	—	0.17100
	09/26/14	09/19/14	0.31250	0.14150	—	0.17100
	12/26/14	12/18/14	0.31250	0.14150	—	0.17100

			$1.25000	$0.56600	—	$0.68400

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2014 tax returns. Ordinary distributions include net investment income and realized net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

There were no long term capital gain distributions for the fiscal year ended December 31, 2014.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2014, the Fund paid to common and Series B Cumulative Preferred shareholders ordinary income dividends of $1.0800, and $1.2500 per share, respectively. For 2014, 2.72% of the ordinary dividend qualified for the dividend received deduction available to corporations, 11.23% of the ordinary income distribution was deemed qualified dividend income, and 4.49% of ordinary income distribution was qualified interest income, and 0.00% of the ordinary distribution was qualified short term capital gain. The percentage of ordinary income dividends paid by the Fund during 2014 derived from U.S. Government securities was 0.00%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2014. The percentage of U.S. Government securities held as of December 31, 2014 was 14.9%.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2014

Historical Distribution Summary

	Investment Income (c)(d)	Short Term Capital Gains (c)	Long Term Capital Gains	Return of Capital (b)	Foreign Tax Credit (d)		Total Distributions (a)	Adjustment to Cost Basis (e)
Common Stock
2014	—	—	—	$1.08000	—		$1.08000	$1.08000
2013	$0.05562	$0.76900	—	0.61538	—		1.44000	0.61538
2012	0.04689	1.19955	$0.16042	0.22614		$(0.01300)	1.62000	0.22614
2011	0.09570	1.28230	0.26120	0.04080			1.68000	0.04080
2010	0.34100	1.11480	0.22420	—			1.68000	—
2009	0.25914	0.28117	0.12228	1.01741			1.68000	1.01741
2008	0.11760	—	0.39240	1.17000			1.68000	1.17000
2007	0.14980	0.98430	0.79590	—			1.93000	—
2006	—	1.45430	0.28570	—			1.74000	—
2005	0.08460	1.07540	—	—			1.16000	—

5.000% Series B Cumulative Preferred Stock
2014	$0.56600	—	—	$0.68400	—		$1.25000	—
2013	0.05364	$0.74150	—	—	—		0.79514	—

6.625% Series A Cumulative Preferred Stock
2013	$0.05647	$0.78084	—	—	—		$0.83731	—
2012	0.05465	1.39626	$0.22051	—		$(0.01518)	1.65625	—
2011	0.09204	1.26428	0.29993	—			1.65625	—
2010	0.32400	1.06004	0.27222	—			1.65625	—
2009	0.60224	0.65354	0.40047	—			1.65625	—
2008	0.38281	—	1.27344	—			1.65625	—
2007	0.01987	0.09151	0.21527	—			0.32665	—

(a) Total amounts may differ due to rounding.

(b) Non-taxable.

(c) Taxable as ordinary income for Federal tax purposes.

(d) Per share ordinary investment income and investment income are grossed up for the foreign tax credit.

(e) Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

This Fund intends to generate current income from short term gains primarily through its strategy of writing (selling) covered call options on the equity securities in its portfolio. Because of its primary strategy, the Fund forgoes the opportunity to participate fully in the appreciation of the underlying equity security above the exercise price of the option. It also is subject to the risk of depreciation of the underlying equity security in excess of the premium received.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of GAMCO Global Gold, Natural Resources & Income Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

GAMCO Global Gold, Natural Resources & Income Trust

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The GAMCO Global Gold, Natural Resources & Income Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

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GAMCO GLOBAL GOLD, NATURAL RESOURCES & INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Barbara G. Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with Distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, serves as a portfolio manager of Gabelli Funds, LLC, and manages several funds within the Gabelli/GAMCO Fund Complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and the investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGNX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

GAMCO GLOBAL GOLD, NATURAL RESOURCES

& INCOME TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

    GABELLI.COM

TRUSTEES

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Mario d’Urso

Former Italian Senator

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Michael J. Melarkey

Partner,

Avansino, Melarkey, Knobel,

Mulligan & McKenzie

Salvatore M. Salibello, CPA

Partner,

Salibello & Company

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President

Molly A.F. Marion

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

TRANSFER AGENT AND REGISTRAR

American Stock Transfer and Trust Company

GNT Q4/2014

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $55,000 for 2013 and $56,650 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,940 for 2013 and $5,090 for 2014. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $76,000 for 2013 and $76,500 for 2014. All other fees represent services provided in review of registration statements and performing straddle analysis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $246,060 for 2013 and $304,860 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Legal Department

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

    [Adviser name]

    Attn: Proxy Voting Department

    One Corporate Center

    Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.	Voting Procedures

1.    Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

—

Shareholder Vote Authorization Forms (“VAFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.

—	Proxy cards which may be voted directly.

2.  Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.  In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.  Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Records have been maintained on the Proxy Edge system. The system is backed up regularly.

Proxy Edge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

5.   VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.   Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.

7.   If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

—	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.

—	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.  In the case of a proxy contest, records are maintained for each opposing entity.

9.  Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

—	Banks and brokerage firms using the services at Broadridge:

  The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

—	Banks and brokerage firms issuing proxies directly:

  The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)     The legal proxies are given to the person attending the meeting along with the following supplemental material:

—	A limited Power of Attorney appointing the attendee an Adviser representative.
—

A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

—	A sample ERISA and Individual contract.
—	A sample of the annual authorization to vote proxies form.
—	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

GENERAL POLICY STATEMENT

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

BOARD OF DIRECTORS

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

—	Historical responsiveness to shareholders

  This may include such areas as:

    -Paying greenmail

    -Failure to adopt shareholder resolutions receiving a majority of shareholder votes

—	Qualifications
—	Nominating committee in place
—	Number of outside directors on the board
—	Attendance at meetings
—	Overall performance

SELECTION OF AUDITORS

In general, we support the Board of Directors’ recommendation for auditors.

BLANK CHECK PREFERRED STOCK

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

CLASSIFIED BOARD

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

INCREASE AUTHORIZED COMMON STOCK

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

—	Future use of additional shares

    -Stock split

    -Stock option or other executive compensation plan

    -Finance growth of company/strengthen balance sheet

    -Aid in restructuring

    -Improve credit rating

    -Implement a poison pill or other takeover defense

—	Amount of stock currently authorized but not yet issued or reserved for stock option plans
—	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

CONFIDENTIAL BALLOT

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

CUMULATIVE VOTING

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

DIRECTOR LIABILITY AND INDEMNIFICATION

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

EQUAL ACCESS TO THE PROXY

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

FAIR PRICE PROVISIONS

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

GOLDEN PARACHUTES

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

ANTI-GREENMAIL PROPOSALS

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS

We support the right of shareholders to call a special meeting.

CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

MILITARY ISSUES

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

NORTHERN IRELAND

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

OPT OUT OF STATE ANTI-TAKEOVER LAW

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

—	State of Incorporation
—	Management history of responsiveness to shareholders
—	Other mitigating factors

POISON PILL

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

REINCORPORATION

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

STOCK OPTION PLANS

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

—	Dilution of voting power or earnings per share by more than 10%
—	Kind of stock to be awarded, to whom, when and how much
—	Method of payment
—	Amount of stock already authorized but not yet issued under existing stock option plans

SUPERMAJORITY VOTE REQUIREMENTS

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

A portfolio team manages the Fund. The individuals listed below are those who are primarily responsible for the day-to-day management of the Fund.

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Barbara G. Marcin, CFA, joined GAMCO Investors, Inc. in 1999 and currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Prior to joining GAMCO, Ms. Marcin was head of value investments at Citibank Global Asset Management. Ms. Marcin graduated with Distinction as an Echols Scholar from the University of Virginia and holds an MBA degree from Harvard University’s Graduate School of Business.

Vincent Hugonnard-Roche joined GAMCO Investors, Inc. in 2000. He is Director of Quantitative Strategies, head of the Gabelli Risk Management Group, and serves as a portfolio manager of Gabelli Funds, LLC and manages another fund within the Gabelli/GAMCO Fund complex. He received a Master’s degree in Mathematics of Decision Making from EISITI, France and an MS in Finance from ESSEC, France.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by each Portfolio Manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2014. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Caesar M.P. Bryan	Registered Investment Companies:	5	487.9M	0	0
	Other Pooled Investment Vehicles:	2	3.2M	2	3.2M
	Other Accounts:	19	90.5M	0	0

Barbara G. Marcin	Registered Investment Companies:	3	2.5B	1	2.4B
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	37	132.4M	0	0

Vincent Hugonnard-Roche	Registered Investment Companies:	1	184.9M	0	0
	Other Pooled Investment Vehicles:	1	20.9M	0	0
	Other Accounts:	6	1.4M	0	0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, he/she will not be able to devote all of their time to the management of the Fund. A Portfolio Manager, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts, as might be the case if he/she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differ among the accounts that he or she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager may also be motivated to favor accounts in which he or she has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts, which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OF THE ADVISER

The compensation of the Portfolio Managers for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Caesar M. P. Bryan, Barbara G. Marcin, and Vincent Hugonnard-Roche each owned $1-$10,000, $50,001-$100,000 and $1-$10,000, respectively, of shares of the Trust as of December 31, 2014.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 07/01/14 through 07/31/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 109,772,698 Preferred Series B – 3,708,666

Month #2 08/01/14 through 08/31/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 111,455,813 Preferred Series B – 3,708,666

Month #3 09/01/14 through 09/30/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common –111,867,310 Preferred Series B – 3,708,666

Month #4 10/01/14 through 10/31/14	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 112,417,741 Preferred Series B – 3,708,666

Month #5 11/01/14 through 11/30/14	Common – N/A Preferred Series B – 3,500	Common – N/A Preferred Series B – $21.4334	Common – N/A Preferred Series B – 3,500	Common – 112,728,260 Preferred Series B – 3,708,666 – 3,500 = 3,705,166

Month #6 12/01/14 through 12/31/14	Common – N/A Preferred Series B – 4,700	Common – N/A Preferred Series B – $21.4974	Common – N/A Preferred Series B – 4,700	Common – 112,728,260 Preferred Series B – 3,705,166 – 4,700 = 3,700,466

Total	Common – N/A Preferred Series B – 8,200	Common – N/A Preferred Series B – $21.4701	Common – N/A Preferred Series B – 8,200	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     GAMCO Global Gold, Natural Resources & Income Trust

By (Signature and Title)*     /s/ Bruce N. Alpert

                                                   Bruce N. Alpert, Principal Executive Officer

Date     3/09/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Bruce N. Alpert

                                                   Bruce N. Alpert, Principal Executive Officer

Date     3/09/2015

By (Signature and Title)*     /s/ Agnes Mullady

                                                   Agnes Mullady, Principal Financial Officer and Treasurer

Date     3/09/2015

*	Print the name and title of each signing officer under his or her signature.